UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2012

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 19, 2012, BGC Partners, Inc. (the “Registrant,” the “Company,” “we,” “us” or “BGC Partners”) filed with the Securities and Exchange Commission a Current Report on Form 8-K in connection with our acquisition of substantially all of the assets of Grubb & Ellis Company (“Grubb & Ellis”). This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed on April 19, 2012, to present certain financial statements of Grubb & Ellis and to present certain unaudited pro forma financial information in connection with our acquisition of Grubb & Ellis, which financial statements and unaudited pro forma financial information are filed as exhibits hereto.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The audited consolidated statements of financial condition of Grubb & Ellis as of December 31, 2011 and 2010, and the related consolidated statements of operations, shareowners’ (deficit) equity and cash flows for each of the years ended December 31, 2011, 2010 and 2009, and the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

The unaudited interim consolidated statement of net assets in liquidation (liquidation basis) of Grubb & Ellis as of March 31, 2012, the unaudited interim consolidated statement of changes in net assets in liquidation (liquidation basis) for the period from March 27, 2012 to March 31, 2012, the consolidated balance sheet (going concern basis) as of December 31, 2011, the unaudited interim consolidated statements of comprehensive loss (going concern basis) and cash flows (going concern basis) for the period from January 1, 2012 to March 27, 2012 and the three months ended March 31, 2011, and the Notes to the Unaudited Consolidated Financial Statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of BGC Partners as of March 31, 2012 and for the three months ended March 31, 2012 and the year ended December 31, 2011, giving effect to our acquisition of substantially all of the assets of Grubb & Ellis, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated statements of financial condition of Grubb & Ellis as of December 31, 2011 and 2010, and the related consolidated statements of operations, shareowners’ (deficit) equity and cash flows for each of the years ended December 31, 2011, 2010 and 2009, and the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm.

99.2	Unaudited interim consolidated statement of net assets in liquidation (liquidation basis) of Grubb & Ellis as of March 31, 2012, unaudited interim consolidated statement of changes in net assets in liquidation (liquidation basis) for the period from March 27, 2012 to March 31, 2012, consolidated balance sheet (going concern basis) as of December 31, 2011, unaudited interim consolidated statements of comprehensive loss (going concern basis) and cash flows (going concern basis) for the period from January 1, 2012 to March 27, 2012 and the three months ended March 31, 2011, and the Notes to the Unaudited Consolidated Financial Statements.

99.3	Unaudited pro forma condensed combined financial information, giving effect to our acquisition of substantially all of the assets of Grubb & Ellis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: May 23, 2012	By:	/s/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature page to Form 8-K/A, dated May 23, 2012, regarding the acquisition of Grubb & Ellis]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated statements of financial condition of Grubb & Ellis as of December 31, 2011 and 2010, and the related consolidated statements of operations, shareowners’ (deficit) equity and cash flows for each of the years ended December 31, 2011, 2010 and 2009, and the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm.

99.2	Unaudited interim consolidated statement of net assets in liquidation (liquidation basis) of Grubb & Ellis as of March 31, 2012, unaudited interim consolidated statement of changes in net assets in liquidation (liquidation basis) for the period from March 27, 2012 to March 31, 2012, consolidated balance sheet (going concern basis) as of December 31, 2011, unaudited interim consolidated statements of comprehensive loss (going concern basis) and cash flows (going concern basis) for the period from January 1, 2012 to March 27, 2012 and the three months ended March 31, 2011, and the Notes to the Unaudited Consolidated Financial Statements.

99.3	Unaudited pro forma condensed combined financial information, giving effect to our acquisition of substantially all of the assets of Grubb & Ellis.